 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2020

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Caspian Court
Sunnyvale,	CA	94089
(Address of principal executive offices)		(Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.
Infinera Corporation (the “Company”) will be relying on the U.S. Securities and Exchange Commission’s (“SEC”) “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”) to postpone the filing of its Quarterly Report on Form 10-Q for the quarter ended March 28, 2020 (the “Form 10-Q”), due to circumstances related to the novel coronavirus (“COVID-19”). The impact of COVID-19 on the Company and its employees, including the impact of the Company’s work-from-home policy implemented to protect its global workforce, has resulted in more restricted access to facilities and books and records, which has slowed the Company’s routine quarterly financial statement close process. The Company has also experienced some disruption and delays in its supply chain, customer deployment plans, and logistics challenges, including certain limitations on its ability to access customer fulfillment and service sites. The postponement of the filing of the Form 10-Q will allow the Company additional time to assess the impact of COVID-19 on its operations, financial position and forecasts, process its quarterly financial information, as well as prepare additional disclosures regarding these impacts on its business. Based on the foregoing, the Company currently expects to file its Form 10-Q on or before May 15, 2020 (which is within the permitted timeframe of the Order).
In addition, the Company issued a press release on April 30, 2020 announcing that it will be holding a conference call to review its first quarter of fiscal 2020 financial results on May 12, 2020. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events. .
The Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 28, 2019 (the “Annual Report”) with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report:
The outbreak of COVID-19 could have a material adverse effect on our business, cash flows and results of operations.
On January 30, 2020, the World Health Organization (“WHO”) declared a global emergency due to the COVID-19 pandemic, and on February 28, 2020, the WHO raised its assessment of the threat from high to very high at a global level. The outbreak has resulted in significant governmental measures being implemented to control the spread of COVID-19, including, among others, restrictions on travel, business operations and the movement of people in many regions of the world in which the Company operates, and the imposition of shelter-in-place or similarly restrictive work-from-home orders impacting many of the Company’s offices and employees, including those located in the United States.
As a result, the Company has temporarily closed or substantially limited the presence of personnel in its offices in several impacted locations, implemented travel restrictions and withdrawn from various industry events. The impact of the Company’s work-from-home policy that was implemented to protect its global workforce has contributed to delays in certain operational processes, including its routine quarterly financial statement close process for the first quarter of fiscal 2020. The Company has also experienced some disruption and delays in its supply chain, customer deployment plans, and logistics challenges, including certain limitations on its ability to access customer fulfillment and service sites. The Company expects these existing conditions to have an adverse impact on its revenue and results of operations for the second quarter of fiscal 2020 and, possibly, in future quarters during the current fiscal year.
The COVID-19 pandemic and its potential effects on the Company’s business in its second quarter of fiscal 2020 and thereafter remain dynamic, and the broader implications for its business and results of operations remain uncertain. These implications could include further disruptions or restrictions on the Company’s ability to source, manufacture or distribute its products, including temporary disruptions to the facilities of its contract manufacturers in China, Malaysia, Mexico, Hungary and Thailand, or the facilities of its suppliers and their contract manufacturers globally. Additionally, multiple countries have imposed and may further impose restrictions on business operations and movement of people and products to limit the spread of COVID-19. Delays in production or delivery of components or raw materials that are part of the Company’s global supply chain due to restrictions imposed to limit the spread of COVID-19 could delay or inhibit its ability to obtain the supply of components and finished goods. If COVID-19 becomes more prevalent in the locations where the Company, its customers or suppliers conduct business, or the Company experiences more pronounced disruptions in its operations, the Company may experience constrained supply or curtailed demand that may materially adversely impact its business and results of operations. In addition, any other widespread health crisis that could adversely affect global and regional economies, financial markets and overall demand environment for the Company's products could have a material adverse effect on the Company’s business, cash flows or results of operations.
Cautionary Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” related to the Company that involve substantial risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements are subject to numerous risks and uncertainties and are often identified by the use of words such as “will”, “could”, “expect”, or “may” and similar expressions or variations. Such forward-looking statements include, but are not limited to, the following: the Company’s ability to rely on the Order to delay the filing of its Form 10-Q, the Company’s timeline for its quarterly financial statement close process, and the impact of COVID-19 on the Company’s operations and financial performance, including supply chain impacts. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. These statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.
For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 4, 2020. Additional information will also be set forth in the Company’s future Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other filings that the Company makes with the SEC. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Infinera Corporation dated April 30, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: April 30, 2020	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer